SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2003.

STONERIDGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-13337	34-1598949

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer identification No.)

9400 East Market Street, Warren, Ohio	44484

(Address of Principal Executive Offices)	(Zip Code)

(330) 856-2443

Registrant’s Telephone Number, Including Area Code

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 1, 2003 Stoneridge, Inc. (the “Company”) issued a press release disclosing the resignation of Cloyd J. Abruzzo effective December 31, 2003 as the Company’s President, Chief Executive Officer and Director. A copy of the press release is attached hereto as Exhibit 99.1. Also, Sten Forseke, a vice president of the Company, resigned from the Company on December 4, 2003. Both Abruzzo and Forseke have entered into agreements with the Company in connection with their respective resignations and both agreed to become independent consultants of the Company. Please see Exhibit 99.2 for a copy of Abruzzo’s agreement and Exhibit 99.3 for a copy of Forseke’s agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONERIDGE, INC.

December 9, 2003	/s/ Kevin P. Bagby

Kevin P. Bagby Vice President and Chief Financial Officer (Principal Financial and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 1, 2003, announcing resignation of Cloyd J. Abruzzo, the Company’s President, Chief Executive Officer and Director.

99.2	Severance and Consulting Agreement for Cloyd J. Abruzzo, dated November 28, 2003.

99.3	Consulting Agreement for Sten Forseke, dated November 2003.

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